UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  February 19, 2004

Commission File Number 0-4281

ALLIANCE GAMING CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA

88-0104066

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6601 S. Bermuda Rd. Las Vegas, Nevada 89119
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number: (702) 270-7600
Registrant’s internet: www.alliancegaming.com

ITEM 5.  Other Events

On February 19, 2004, Alliance Gaming Corporation (the “Company”) issued a press release (Exhibit 99 attached hereto) whereby it announced that the Company has acquired substantially all of the assets of the privately-owned MindPlay LCC.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

(99)  Press release dated February 19, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

ALLIANCE GAMING CORPORATION
(Registrant)

By	/s/ Robert Miodunski
President and Chief Executive Officer
(Principal Executive Officer)

By	/s/ Robert L. Saxton
Executive Vice President, Chief Financial
Officer and Treasurer (Principal
Financial and Accounting Officer)

Date: February 19, 2004